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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  July 02, 2007
                            ------------------------
                                 Date of Report
                       (Date of earliest event reported)

                                  Dimeco, Inc.
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             (Exact name of registrant as specified in its Charter)


        Pennsylvania                    0-49639                23-2250152
------------------------------   ---------------------   -----------------------
(State or other jurisdiction        (SEC Commission           (IRS Employer
      of incorporation)              File No.)            Identification Number)


820 Church Street
Honesdale, Pennsylvania                                           18431
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:  (570) 253-1970
                                                     --------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting  material pursuant to Rule 14a-12 under the Exchange Act

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

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                                  DIMECO, INC.

                      INFORMATION TO BE INCLUDED IN REPORT


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.


         Effective January 1, 2007, the Registrant has amended and restated the Salary Continuation Plans for its named executive officers:


------------------------ -------------------------------------- ----------------
Name                     Title                                  Annual Benefit
------------------------ -------------------------------------- ----------------
Gary C. Beilman          President and Chief Executive Officer  $   111,000
------------------------ -------------------------------------- ----------------
Maureen H. Beilman       Chief Financial Officer                $    62,000
------------------------ -------------------------------------- ----------------
Peter Bochnovich         Senior Vice President                  $    89,000
------------------------ -------------------------------------- ----------------


Under the amended and restated program, each participant is eligible to receive a benefit for a period of fifteen years following retirement after age 65. Benefits become fully earned upon death. Upon termination prior to retirement at age 65, disability or a change in control of the Company, a reduced benefit will be payable to the Participant. The plans have been revised to update the benefits levels and to revise the plans in accordance with requirements of
Section 409A of the Internal Revenue Code.

A form of such Salary Continuation Plan as an amendment and restatement of the form previously filed as Exhibit 10.3 to the Annual Report on Form 10-K for the Registrant is included as Exhibit 10.3 to this filing.


Item 9.01       Financial Statements and Exhibits

        (d)     Exhibits

         10.3 Form of Salary Continuation Plan for Executive Officers, as amended and restated.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  DIMECO, INC.


Date:    July, 2, 2007            By:   /s/ Maureen H. Beilman
                                       -----------------------------------------
                                       Maureen H. Beilman
                                       Chief Financial Officer